THE PRUDENTIAL SERIES FUND

Supplement dated January 17, 2018

to the Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Prudential Series Fund (the Trust, and the series thereof, the Portfolios), and should be retained for future reference.

At a recent special meeting, shareholders of the Portfolios approved the following proposals relating to the management and operation of the Portfolios:

•	To approve a policy to permit the investment manager of the Portfolios to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval;
•	To designate each Portfolio’s investment objective as a non-fundamental policy, such that it may be changed by the Board of Trustees of the Trust without a shareholder vote; and
•	To elect or re-elect nine nominees to serve on the Board of Trustees of the Trust.

To reflect these changes, the Trust’s Prospectus and SAI, as applicable, are hereby revised as follows, effective as of January 16, 2018:

1.	In the Prospectus, the section entitled “HOW THE TRUST IS MANAGED—INVESTMENT MANAGER” is hereby deleted in its entirety and replaced with the following:

INVESTMENT MANAGER

PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2017, PGIM Investments served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $278.6 billion.

The Trust uses a "manager-of-managers" structure. Under this structure, PGIM Investments selects (with approval of the Trust's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PGIM Investments monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated or modified. PGIM Investments also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PGIM Investments can change the allocations without prior notice and without board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Trust will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

PGIM Investments and the Trust have obtained an exemption from the SEC that permits PGIM Investments, subject to approval by the Board, to enter into and make material amendments to subadvisory agreements with non-affiliated subadvisers and with certain affiliated subadvisers with respect to each Portfolio, without obtaining shareholder approval. Pursuant to the exemption, PGIM Investments may change a Portfolio’s subadviser, subject to Board approval, without obtaining prior shareholder approval. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board.

A discussion regarding the basis for the Board's approval of the Trust's investment management and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Trust's annual report (for agreements approved during the six-month period ended December 31).

2.	All information pertaining to Delayne Dedrick Gold is hereby deleted from the SAI, due to Ms. Gold’s retirement from the Board of Trustees of the Trust effective as of December 31, 2017, and all references to Ms. Gold as Chair of the Governance Committee is hereby replaced with references to Susan Davenport Austin, who succeeds Ms. Gold as the new Chair of the Governance Committee.

3.	In Part I of the Trust’s SAI, in the section entitled “INFORMATION ABOUT TRUSTEES AND OFFICERS,” the Independent Trustees’ professional biography table is hereby amended by adding the following information pertaining to Steven M. Chipman, who was elected to the Board of Trustees of the Trust at the recent special meeting of shareholders, effective as of January 16, 2018:

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen M. Chipman (56) No. of Portfolios Overseen: 107

Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

None

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Jessica M. Bibliowicz, 2015; Kay Ryan Booth, 2013; Stephen M. Chipman, 2018; Timothy S. Cronin, 2011; Robert F. Gunia, 2001; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003.

4.	In Part I of the Trust’s SAI, footnote one to the table in the section entitled “COMPENSATION OF TRUSTEES AND OFFICERS” is hereby deleted in its entirety and replaced with the following:

(1) Compensation relates to Portfolios that were in existence during 2016 and to Trustees that served on the Board during 2016.

5.	In Part I of the Trust’s SAI, the fourth paragraph in the section entitled “LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES” is hereby deleted in its entirety and replaced with the following:

Susan Davenport Austin. Ms. Austin currently serves as Senior Managing Director of Brock Capital. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.

Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.

Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.

Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.

Stephen M. Chipman. Mr. Chipman has 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.

Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors.

Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.

Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Manager since 2009, served as Vice President of the Trust and other funds advised by the Manager from 2009-2015, as President of the Trust and other funds advised by the Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.

6.	In Part I of the Trust’s SAI, footnote one to the table in the section entitled “LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES—Share Ownership” is hereby deleted in its entirety and replaced with the following:

*“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Investments Funds, Target Funds, and any other funds that are managed by PGIM Investments LLC and/or AST Investment Services, Inc. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2016 and to Trustees that served on the Board during 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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